UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                  FORM 8-K/A-2

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 27, 2005


                       MEDICAL CONNECTIONS HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


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                            WEBB MORTGAGE DEPOT, INC.
                           (Former Name of Registrant)

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                                     Florida
                 (State or Other Jurisdiction of Incorporation)



          333-72376                                      65-0902373
    (Commission File Number)                  (IRS Employer Identification No.)


       2300 Glades Road, Suite 202(E), Boca Raton, Florida (561) 353-1110
              (Registrant's Telephone Number, Including Area Code)


                            Webb Mortgage Depot, Inc.
                   155 Wilson Lake Road, Mooresville, NC 28117
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                           FORWARD LOOKING STATEMENTS

     Certain statements included in this Form 8-k regarding Medical Connections or the Company that are not historical facts are forward-looking statements, including the information provided with respect to the future business operations and anticipated operations following the acquisition of Medical Connections. These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management, and words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties, including, but not limited to, the success of our current or proposed business activities. Accordingly, actual results may differ.

                SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS.


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         At a Special Meeting of the shareholders of Webb Mortgage Depot, Inc. (the "Company") held, December 5, 2005 the Company's shareholders approved a Share for Share Exchange Agreement (the "Agreement") between the Company, Byron Webb, Medical Connections and the holders of all of the issued and outstanding shares of common stock of Medical Connections pursuant to which Webb Mortgage has acquired all of the issued and outstanding shares of common stock of Medical Connections and the Medical Connections shareholders will be issued (following a 100:1 reverse split of our common stock) up to 444,600 shares of our common stock so that, immediately following Closing, the former shareholders of Medical Connections will own approximately 95%of the Company's issued and outstanding Common Stock. The transaction closed on December 27, 2005. Concurrent with the Closing, our former president, Byron Webb, was required to tender 1,831,000 pre-split shares of our common stock to the Company for redemption. These shares have been tendered and returned to treasury and Medical Connections tendered the required payment of $200,000 for the shares.

MEDICAL CONNECTIONS, INC.

         Medical Connections is an employment and executive search firm that will provide recruiting services to its clients within the healthcare and medical industries. It seeks to become a full service company by taking advantage of the search and placement opportunities within such industries. These industries were selected for concentrated efforts because they are relatively stable, and because management believe that the need for quality employees and professionals in such fields has been steadily increasing over the past few years and the projected growth of the industries appears to be increasing steadily over time.

     Medical Connections, Inc. was formed in Florida on November 26, 2002 for the purpose of specializing in the recruitment and placement of healthcare professionals in a variety of employment settings. Its plan is to expand its recruiter network to service what it believe is the critical personnel shortage of healthcare and medical research facilities.

          The medical recruitment and staffing business is quickly becoming highly dependent upon technology, use of the Internet, online collaboration and web networking. Medical Connections has developed its business based on a technological platform keeping in line with current trends.


                  SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


         (a) Financial Statements of Acquired Business

         (b) Pro Forma Financial Information

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Medical Connections Holdings, Inc.

                                         By: /s/ Joseph Azzatta
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                                             Joseph Azzata
                                             Chief Executive Officer

Date:  March 1, 2006